UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

SANTARUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 400, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In August 2012, Santarus, Inc. (“Santarus”or the “Company”) announced that the U.S. Food and Drug Administration (the “FDA”) had extended the Prescription Drug User Fee Act (“PDUFA”) target action date for the review of the New Drug Application (“NDA”) for Uceris™ (budesonide) tablets 9 mg for the induction of remission of mild to moderate active ulcerative colitis from October 16, 2012 to January 16, 2013. In connection with the extension of the PDUFA date, the FDA also notified Santarus that the FDA planned to communicate proposed labeling to Santarus by December 12, 2012.

On December 12, 2012, the FDA informed Santarus that it plans to provide proposed labeling to Santarus later in the month of December.

Santarus cannot be certain that the FDA will provide the proposed labeling in a timely manner or at all or that the FDA will approve the Uceris NDA in a timely manner or at all, even if the initial proposed labeling is received. If FDA approval is received on or before the PDUFA date, Santarus anticipates that it will be in a position to commence the commercial launch of Uceris in the first quarter of 2013.

Forward-Looking Statements

Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: whether Santarus obtains regulatory approval for Uceris in a timely manner or at all, including whether the FDA agrees with the statistical analysis plan for the Uceris phase III studies, the clinical interpretation of the results and the conduct of the studies; the outcome of the Office of Scientific Investigations’ evaluation and U.S. and ex-U.S. pre-approval inspections; whether the FDA requires completion of additional clinical studies or other development programs before approving Uceris; the timing for Uceris commercial launch following receipt of regulatory approval; other difficulties or delays in development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus’ products; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: December 12, 2012	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer